Exhibit 99.2

STOCK/CASH ELECTION FORM AND LETTER OF TRANSMITTAL

PURSUANT TO THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JUNE 5, 2025 (“MERGER AGREEMENT”), BY AND AMONG NB BANCORP, INC., 1828 MS, INC., NEEDHAM BANK, PROVIDENT BANCORP, INC., AND BANKPROV, PURSUANT TO WHICH PROVIDENT BANCORP, INC. WILL MERGE WITH AND INTO NB BANCORP, INC. (THE “MERGER”).

Certificate
Name(s) and Addresses of Registered Holder(s) (If there is any error in the name or address shown below, please make the necessary corrections)	Number(s)/Security Listing Number(s)	Number of Shares

(If additional space is needed, attach a signed schedule to this document)	TOTAL SHARES

THE INSTRUCTIONS ACCOMPANYING THIS STOCK/CASH ELECTION FORM AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS STOCK/CASH ELECTION FORM AND LETTER OF TRANSMITTAL IS COMPLETED.

FAILURE TO COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED IN THIS STOCK/CASH ELECTION FORM AND LETTER OF TRANSMITTAL MAY SUBJECT YOU TO BACKUP WITHHOLDING.

PLEASE COMPLETE, SIGN AND MAIL OR DELIVER THIS STOCK/CASH ELECTION FORM AND LETTER OF TRANSMITTAL, TOGETHER WITH THE CERTIFICATE(S) REPRESENTING YOUR SHARES OF PROVIDENT BANCORP, INC. COMMON STOCK, IN THE ENCLOSED ENVELOPE TO THE EXCHANGE AGENT:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Hand or Overnight Delivery:

Continental Stock Transfer & Trust Company

1 State Street – 30th Floor

New York, New York 10004

Electronic Upload (Non-Transfer/Book Entry ONLY):

https://cstt.sharefile.com/r-rbe89ba15f1ed45b0b8ff15e7766f98b3

If you have questions or need assistance, please contact Alliance Advisors, LLC, 150 Clove Road, Suite 400, Little Falls, NJ 07424, Toll-free at 1-855-206-1249, or NBBK@allianceadvisors.com.

THE ELECTION DEADLINE IS 5:00 P.M., EASTERN TIME, ON NOVEMBER 7, 2025. THIS STOCK/CASH ELECTION FORM AND LETTER OF TRANSMITTAL MUST BE COMPLETED, SIGNED AND RECEIVED BY THE EXCHANGE AGENT, ALONG WITH YOUR STOCK CERTIFICATE(S), IF APPLICABLE, NO LATER THAN THIS TIME.

Subject to the conditions and limitations set forth in the Merger Agreement, the undersigned hereby elects to receive the following as consideration for the undersigned’s shares of Provident Bancorp, Inc., common stock. Any capitalized term not defined in this Stock/Cash Election Form and Letter of Transmittal shall have the meaning set forth in the Merger Agreement.

(Please check one box only to indicate your election.)

(1)	Stock Election – All shares of Provident Bancorp, Inc. common stock I own converted into the Stock Election Consideration.

(2)	Cash Election – All shares of Provident Bancorp, Inc. common stock I own converted into the Cash Election Consideration.

(3)	Mixed Election – A combination of stock and cash as follows:

__________shares of Provident Bancorp, Inc. common stock converted into the Stock Election Consideration; and

__________shares of Provident Bancorp, Inc. common stock converted into the Cash Election Consideration.

__________Total (cannot exceed the total number of Provident Bancorp, Inc. shares you own of record)

(4)	Non-Election – Your Provident Bancorp, Inc. shares will be deemed “Non-Election Shares” if:

•	You check this box, thereby indicating that you have no preference as to the form of Merger Consideration that you will receive;

•	No choice is indicated above under (1), (2) or (3);

•	More than one choice is indicated above under (1), (2) and (3);

•	You fail to follow the instructions on this Stock/Cash Election Form and Letter of Transmittal or otherwise fail properly to make an election; or

•	A completed Stock/Cash Election Form and Letter of Transmittal (including submission of your Provident Bancorp, Inc. common stock certificate(s)) is not actually received by the Exchange Agent (as defined below) by the Election Deadline.

If your Provident Bancorp, Inc. shares are deemed Non-Election Shares, you will receive the Stock Election Consideration and/or the Cash Election Consideration as determined pursuant to the proration provisions of the Merger Agreement without regard to your preferences.

The undersigned represents that the undersigned has full authority to surrender without restriction the certificate(s) representing shares of Provident Bancorp, Inc. common stock for exchange. Please evidence the shares of NB Bancorp, Inc. common stock in book entry form and/or the check for cash in lieu of a fractional share interest or the Cash Election Consideration in the name shown above to the above address unless instructions are given under “Special Issuance/Payment Instructions” and/or “Special Delivery Instructions” below.

YOU MUST SIGN BELOW

* SIGNATURE(S) REQUIRED *	SIGNATURE(S) GUARANTEED (IF REQUIRED)
Signature(s) of Registered Holder(s) or Agent	(SEE INSTRUCTION 12.)

Must be signed by the registered holder(s) EXACTLY as name(s) appears on stock certificate(s)/security listing(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title. (SEE INSTRUCTIONS 11 AND 12.)	Unless the shares are tendered by the registered holder(s) of the common stock, or for the account of a member of a Signature Guarantee Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program, your signature(s) must be guaranteed by an Eligible Institution. (SEE INSTRUCTION 12.)

Registered Holder	Authorized Signature

Registered Holder	Name of Firm

Telephone number

Email address	Address of Firm (Please Print)

Title, if any

Date:	Date:

SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

Complete ONLY if the evidence of shares of NB Bancorp, Inc. common stock in book entry form and/or check is to be issued in a name that differs from the name on the surrendered certificate(s).	Complete ONLY if the evidence of shares of NB Bancorp, Inc. common stock in book entry form and/or check is to be sent to an address other than the address reflected above.

Issue to:
Mail to:

Name
Address	Name
Address

(Please also complete Substitute Form W-9 on page 6 AND see instructions regarding signature guarantee. SEE INSTRUCTIONS 12, 13 and 14.)	(SEE INSTRUCTION 13.)

PLEASE ALSO SIGN AND PROVIDE YOUR TAX ID NUMBER IN SUBSTITUTE TAX FORM

AS A RESULT OF COMPLETING AND SIGNING THIS STOCK/CASH ELECTION FORM AND LETTER OF TRANSMITTAL IN ACCORDANCE WITH THE INSTRUCTIONS, YOU WILL NOT NEED TO SIGN THE BACK OF YOUR PROVIDENT BANCORP, INC. STOCK CERTIFICATE(S) IF APPLICABLE.

INSTRUCTIONS

(Please read carefully the instructions below)

If you have any questions, please contact Alliance Advisors, LLC, 150 Clove Road, Suite 400, Little Falls, NJ 07424, Toll-free at 1-855-206-1249, or NBBK@allianceadvisors.com.

1.             ELECTION DEADLINE: For any election contained herein to be considered, this Stock/Cash Election Form and Letter of Transmittal, properly completed and signed, together with the related Provident Bancorp, Inc. common stock certificate(s), MUST BE RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS ON THE FRONT OF THIS STOCK/CASH ELECTION FORM AND LETTER OF TRANSMITTAL NO LATER THAN 5:00 P.M., EASTERN TIME, ON NOVEMBER 7, 2025. NB Bancorp, Inc. has the discretion, which it may delegate to Continental Stock Transfer & Trust Company (the “Exchange Agent”), to determine whether any Stock/Cash Election Form and Letter of Transmittal is received on a timely basis and whether a Stock/Cash Election Form and Letter of Transmittal has been properly completed.

2.             DESCRIPTION OF SHARES: Insert in the box at the top of this Stock/Cash Election Form and Letter of Transmittal the certificate number(s)/security listing number(s) of each certificate evidencing Provident Bancorp, Inc. common stock that you are surrendering herewith, the number of shares represented by each certificate, if any, and the name(s) and address(es) of the registered owners of such shares. If the space provided is insufficient, attach a separate sheet listing this information.

3              ELECTION OPTIONS: On page 2 of this Stock/Cash Election Form and Letter of Transmittal, you may indicate whether you would like to receive, in exchange for your shares of Provident Bancorp, Inc. common stock, the Stock Election Consideration, the Cash Election Consideration or a combination of the Stock Election Consideration and the Cash Election Consideration. Alternatively, you may indicate that you have no preference as to the form of Merger Consideration that you will receive. Mark only one selection. The Merger Agreement provides that 50% of the shares of Provident Bancorp, Inc. common stock outstanding immediately prior to the effective time of the Merger will be exchanged for the Stock Election Consideration, with the remaining 50% of the shares of Provident Bancorp, Inc. common stock outstanding as of the Merger exchanged for the Cash Election Consideration. Therefore, you might receive NB Bancorp, Inc. common stock and/or cash in an amount that is not consistent with your election, depending upon the elections of other Provident Bancorp, Inc. shareholders. Provident Bancorp, Inc. shareholders who are deemed to have made a non-election may receive all cash, all stock or a mix of cash/stock consideration, depending upon the elections of other Provident Bancorp, Inc. shareholders.

4.             NOMINEES: Any record holder of shares of Provident Bancorp, Inc. common stock who is a nominee may submit one or more Stock/Cash Election Forms and Letters of Transmittal indicating on the form or forms a combination of elections covering up to the aggregate number of shares of Provident Bancorp, Inc. common stock owned by such record holder. However, upon the request of NB Bancorp, Inc., such record holders will be required to certify to the satisfaction of NB Bancorp, Inc. that such record holder holds such shares of Provident Bancorp, Inc. common stock as nominee for the beneficial owners of such shares.

5.             REVOCATION OR CHANGE OF STOCK/CASH ELECTION FORM AND LETTER OF TRANSMITTAL: Any Stock/Cash Election Form and Letter of Transmittal may be revoked or changed by written notice from the person submitting such form to the Exchange Agent for the Merger, but to be effective, such notice must be received by the Exchange Agent at or prior to the Election Deadline. NB Bancorp, Inc. will have the discretion, which it may delegate to the Exchange Agent, to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

6.             SURRENDER OF CERTIFICATE(S): For any election contained herein to be effective, this Stock/Cash Election Form and Letter of Transmittal must be accompanied by any certificate(s) evidencing your shares and any required accompanying evidence of authority (see Instruction 11).

7.             LOST CERTIFICATE(S): If the certificate(s) that a registered holder (or transferee) wants to surrender has (have) been lost or destroyed, that holder should promptly contact the transfer agent for Provident Bancorp, Inc. common stock, Continental Stock Transfer & Trust Company, to arrange for the replacement of the lost or destroyed certificate(s) with new certificates to be delivered to the Exchange Agent with this Stock/Cash Election Form and Letter of Transmittal, properly completed and duly executed, prior to the Election Deadline.

8.             TERMINATION OF MERGER: In the event of termination of the Merger Agreement, the Exchange Agent will promptly return certificates representing shares of Provident Bancorp, Inc. common stock after being notified of such termination by NB Bancorp, Inc. or Provident Bancorp, Inc. In such event, shares of Provident Bancorp, Inc. common stock held through nominees are expected to be available for sale or transfer promptly following the termination of the Merger Agreement. Certificates representing shares of Provident Bancorp, Inc. common stock held directly by Provident Bancorp, Inc. shareholders will be returned by registered mail.

9.              METHOD OF DELIVERY: Your Provident Bancorp, Inc. stock certificate(s) and this Stock/Cash Election Form and Letter of Transmittal must be delivered to the Exchange Agent. Do not send them to NB Bancorp, Inc. or Provident Bancorp, Inc. The method of delivery of certificates and other documents to be delivered to the Exchange Agent at the address set forth on the front of this Stock/Cash Election Form and Letter of Transmittal is at the option and risk of the surrendering shareholder. Delivery will be deemed effected, and risk of loss and title to certificates shall pass, only upon proper delivery of such certificates to the Exchange Agent. If the certificate(s) are sent by mail, registered mail with return receipt requested and properly insured is recommended. A return envelope is enclosed.

10.           EVIDENCE OF SHARES/CHECK ISSUED IN THE SAME NAME: If the shares in book entry form representing NB Bancorp, Inc. common stock are to be evidenced and/or the check is to be issued in the same name as the surrendered certificate is registered, this Stock/Cash Election Form and Letter of Transmittal should be completed and signed exactly as the surrendered certificate is registered. Signature guarantees are not required if the certificate(s) surrendered herewith are submitted by the registered owner of such shares who has not completed the section entitled “Special Issuance/Payment Instructions” or are for the account of an Eligible Institution, as defined below. If any of the shares surrendered hereby are owned by two or more joint owners, all such owners must sign this Stock/Cash Election Form and Letter of Transmittal exactly as written on the face of the certificate(s). If any shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Stock/Cash Election Forms and Letters of Transmittal as there are different registrations. Stock/Cash Election Forms and Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer’s authority to act.

11.           EVIDENCE OF SHARES/CHECK ISSUED IN DIFFERENT NAME: If the section entitled “Special Issuance/Payment Instructions” is completed, then signatures on this Stock/Cash Election Form and Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (each an “Eligible Institution”).

12.           SPECIAL ISSUANCE/PAYMENT AND DELIVERY INSTRUCTIONS: Indicate the name and address in which the shares in book entry form representing NB Bancorp, Inc. common stock are to be evidenced and/or check is to be sent if different from the name and/or address of the person(s) signing this Stock/Cash Election Form and Letter of Transmittal. The shareholder is required to give the social security number or employer identification number of the record owner of the shares. If Special Issuance/Payment Instructions have been completed, the shareholder named therein will be considered the record owner for this purpose.

13.           STOCK TRANSFER TAXES: If any shares of NB Bancorp, Inc. common stock are to be evidenced in book entry form or any payment of the cash consideration or cash in lieu of fractional shares is to be made in a name other than that of the registered holder(s) of the surrendered Provident Bancorp, Inc. certificate(s), it shall be a condition of such issuance and/or payment that the person requesting such exchange either (i) pay to the Exchange Agent in advance any transfer or other taxes required by reason of the issuance or payment to a person other than the registered holder(s), or (ii) establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

14.           CONSTRUCTION: All questions with respect to this Stock/Cash Election Form and Letter of Transmittal raised by holders of Provident Bancorp, Inc. common stock (including, without limitation, questions relating to the time limits or effectiveness of revocation of any election and questions relating to computations as to allocations) will be determined by NB Bancorp, Inc. and/or the Exchange Agent, whose determination shall be conclusive and binding. NB Bancorp, Inc. shall have the right to reject any and all Stock/Cash Election Forms and Letters of Transmittal not in the proper form or to waive any irregularities in any such form, although it does not represent that it will do so. NB Bancorp, Inc. and/or the Exchange Agent may, but are not required to, take reasonable action to inform holders of Provident Bancorp, Inc. common stock of any defects and may take reasonable action to assist such holders to correct any such defects; however, neither NB Bancorp, Inc. nor the Exchange Agent is under any obligation to notify a holder of shares of Provident Bancorp, Inc. common stock of any defect in a Stock/Cash Election Form and Letter of Transmittal.

15.          QUESTIONS: If you have any questions or would like to receive additional or multiple copies of this Stock/Cash Election Form and Letter of Transmittal, please contact Alliance Advisors, LLC, 150 Clove Road, Suite 400, Little Falls, NJ 07424, Toll-free at 1-855-206-1249, or NBBK@allianceadvisors.com.